Interest income	6 Months Ended
Jun. 30, 2026
Interest expense (income), defined benefit plans [abstract]
Interest income
5. Interest income

	Six Months Ended June 30,
	2026	2025
	$	$
Interest on bank deposits	255,671	413,909
Total interest income	255,671	413,909
Lifezone generates interest income through its corporate treasury operations by investing group cash in the Secured Overnight Financing Rate (“SOFR”) deposits. Interest on bank deposits excludes interest income on cash in the bank accounts of Kabanga Nickel Limited that has been offset against capitalized borrowing costs. For further details on the capitalized interest, please refer to Note 13.